Purchase Of Craftsman Brand January 5, 2017

2 Cautionary Statements Stanley Black & Decker makes forward-looking statements in this presentation which represent its expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward looking statements made in this presentation, include, but are not limited to, statements concerning: the consummation of the purchase; investment in, and rapid increase in sales and innovation of products carrying the Craftsman brand; significantly increasing sales of Craftsman-branded products in untapped channels; expanding U.S. manufacturing footprint and adding jobs in the U.S.; the Craftsman brand complementing and expanding Stanley Black & Decker’s existing operations; revenue opportunities; and organic revenue growth and accretion to earnings per share. You are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and other known and unknown factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to, the failure to consummate, or a delay in the consummation of, the transaction for various reasons; failure to successfully integrate the Craftsman brand and achieve expected revenue opportunities; the seller becoming insolvent or entering bankruptcy proceedings; or the transaction-related costs and charges being greater than anticipated. Forward-looking statements made herein are also subject to risks and uncertainties, described in: Stanley Black & Decker's 2015 Annual Report on Form 10-K, its subsequently filed Quarterly Reports on Form 10-Q; and other filings Stanley Black & Decker makes with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Stanley Black & Decker makes no commitment to revise or update any forward- looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement.

3 An Investment In Organic Growth Stanley Black & Decker To Purchase Craftsman Brand From Sears Holdings… …Enhances Company’s Rich Brand Portfolio With Addition Of Iconic Craftsman Brand • Obtaining Rights To Develop, Manufacture And Sell Craftsman Brand In Non-Sears Retail, Industrial & Online Channels • Sears To Continue Developing, Sourcing & Selling Craftsman In All Sears Retail Channels Under Perpetual License Agreement • SBD To Significantly Increase Availability And Innovation Of Craftsman Products And Add Manufacturing In the U.S. To Support Growth • Strong Organic Revenue Growth Potential – To Contribute ~$100M Of Average Annual Revenue Growth Per Year For Approximately Next Ten Years • Agreement Consists Of $525M Cash Payment At Closing, $250M At End Of Year 3, & Annual Payments Of Between 2.5% And 3.5% On New SBD Craftsman Sales Through Year 15 • EPS Accretion, Excluding Charges – Year 1 ~$0.10-$0.15, Increasing To ~$0.35-$0.45 By Year 5 & ~$0.70-$0.80 By Year 10 • Transaction Structured To Minimize On-Going Risks Associated With Sears: • SBD Assuming No Contractual Credit Risk From Sears Relative To Transaction • No Tie To Sears Organic Growth Trajectory • No Incremental Obligation To Supply Sears

Commercial Expansion & U.S. Manufacturing Base

Channel Expansion/Revenue Opportunities

CRAFTSMAN + StanleyBlack&Decker MADE IN THE USA WITH GLOBAL MATERIALS

Retail Channel

- Expand Distribution To New And Existing Non-Sears Retail & E-Commerce Channels
- Leverage MIUSA Expansion

Industrial Channel

- Expand Product Distribution Points
- Leverage MAC Tools Mobile Conversion Program

Lawn & Garden

- Potential To License Brand To Outdoor Manufacturers
- Sell Through Dealer Networks

Expanding U.S. Manufacturing Base

11 U.S. Tools & Storage Manufacturing Facilities

Allentown, PA | Charlotte, NC | Cheraw, SC | Dallas, TX | Georgetown, OH | Greenfield, IN | Hampstead, MD | Holliston, MA | Jackson, TN | New Britain, CT | Shelbyville, KY

2013	2016
~2,200	~3,000
Total Employees In U.S. Manufacturing Facilities	Total Employees In U.S. Manufacturing Facilities

~40% Increase In HC Over The Last 3 Years In U.S. Plants

MIUSA Benefits: Supply Chain Agility | Lower Distribution Costs | Improved Quality Control | Risk Mitigation | Reduced Carbon Footprint

Accelerating Innovation, Channel Expansion & Expanding MIUSA Footprint To Drive Significant Revenue Growth

StanleyBlack&Decker | 4

The Craftsman Brand Today: Overview

Brand Overview

- Iconic Brand Within U.S. In Power & Hand Tools And Storage Products
- High Brand Awareness
- Strong Presence In Lawn & Garden
- External Sears Sales – Predominantly Through Ace Hardware
- Diverse & Complementary Product Lines

Existing Sales Network

Sears And Sears-Related Channels
~90% of Retail Sales

Sears	Sears Hometown*	Kmart
~65% Of Retail Sales	~20% Of Retail Sales	~5% Of Retail Sales

External Accounts
~10% of Retail Sales

Examples: ACE Hardware, Orchard Supply Hardware

Strong Brand With High Retail / Industrial Channel Customer Interest

*Sears Hometown Is A Separate Publically Traded Company (NASDAQ: SHOS) That Sells Sears Merchandise

StanleyBlack&Decker | 5

Craftsman Today: ~$1.9B At Retail

Tools (~35%)		Lawn & Garden (~40%)		Storage / Other (~25%)	
Hand Tools	Power Tools	Tractors & Mowers	L&G Equipment	Storage & Garage	Related & Other
~25% Of Retail	~10% Of Retail	~25% Of Retail	~15% Of Retail	~20% Of Retail	~5% Of Retail





StanleyBlack&Decker | 6

Transaction Summary

Transaction Details

Strategic Rationale

- Iconic Craftsman Brand Complements SWK's Portfolio Of Global Tools & Storage Brands
- Accelerate Innovation And Expand Distribution Channels To Generate Growth Through External Non-Sears Retailers, Both Existing and New (Only ~10% Of Craftsman-Branded Products Currently Sold Outside Of Sears-Related Channels)

Timing

- Subject To Customary Closing Conditions, Including Regulatory Approval – Expected To Close During 2017
- No Breakup Fees

Financial Information

Deal Structure & Purchase Price For Craftsman Brand

- $525M Cash Paid At Closing And $250M At End Of Year 3 | W/C Adjustment @ Closing TBD
- Annual Cash Payments Of Between 2.5% - 3.5% On New SBD Craftsman Sales Through Year 15 (2.5% Through 2020, 3% Through January 2023, And 3.5% Thereafter)
- NPV Of Cash Payments Totals ~$900M
- Perpetual License Allowing Sears To Continue Selling In Sears-Related Channels (Royalty-Free For 15 Years, 3% Thereafter)
- Assuming No Contractual Credit Risk From Sears Relative To This Transaction

Transaction Related Charges

- ~$20M In One-Time Charges, Primarily Incurred In Year One | ~$80M Of Capex
- ~$7M Of Annual Intangible Asset Amortization

Significant Organic Revenue Growth Potential

- To Contribute ~$100M Of Revenue Growth Per Year For Approximately Next Ten Years

EPS Accretion *(Ex. 1-Time Charges)* **& CFROI**

- EPS Accretion, Ex- Charges – Yr. 1 ~$0.10-$0.15, Increasing To ~$0.35-$0.45 By Yr. 5 & ~$0.70-$0.80 By Yr. 10
- CFROI: Mid-Teens By Year 10

StanleyBlack&Decker | 7

Value Creation Model | Capital Allocation Strong, Innovation- Driven Businesses In Diverse, Global Markets • Outsized, Capital-Efficient Organic Growth • Attractive, Expandable OM Rate • Outstanding FCF conversion Powered By: Investor-friendly Capital Allocation ~1/2 Return Cash To Shareholders ~1/2 M&A World Class Brands Attractive Growth Platforms Scalable, Defensible Franchises Differentiable Through Innovation Transaction Aligns With Our Value Creation Model & Reflects Effective Allocation Of Capital When Taken In Context With The Recent Sale Of Mechanical Security: Freeing Up Trapped Capital From A Low-Growth Business To Invest In Future Organic Growth & EPS Accretion 8

Summary Enhances Existing T&S Brand Portfolio With Addition Of Iconic Craftsman Brand Presents Significant Organic Growth Opportunity – Increases Availability Of Craftsman-Branded Products To Consumers In The U.S. EPS Accretion, Ex-Charges – Year 1 ~$0.10-$0.15, Increasing To ~$0.35-$0.45 By Year 5 & ~$0.70-$0.80 By Year 10 9 Effective Capital Allocation When Taken In Context With Recent Sale Of Mechanical Security To Enhance T&S Franchise & Drive Organic Growth Within SWK

THANK YOU!